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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                      PROSPECTUS SUPPLEMENT -- DEC. 9, 2008

 FUND                                                                PROSPECTUS DATE      FORM #
RiverSource Cash Management Fund                                      Sept. 29, 2008   S-6320-99 AF
RiverSource Tax-Exempt Money Market Fund                               Feb. 29, 2008   S-6433-99 AE
RiverSource Variable Portfolio-Cash Management Fund                      May 1, 2008   S-6466-99 AC


On October 6, 2008, the RiverSource Funds listed above (each a "Fund" and collectively the "Funds") applied to participate in the initial term of the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"), through December 18, 2008, after obtaining the approval of the Board of Directors/Trustees (the "Board"), including a majority of the independent directors/trustees. On December 2, 2008, the Board approved the Funds' filing for participation in an extension of the Program through April 30, 2009. The Funds' filed the extension notice with the U.S. Department of Treasury on December 4, 2008.

The Program covers shareholders of each participating money market fund for amounts they held in such funds as of the close of business on September 19, 2008. Any increase in the number of shares of that fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of a participating money market fund after the close of business on September 19, 2008 will not be guaranteed. If shares of a participating fund held by a shareholder as of the close of business on September 19, 2008 are sold before the guarantee is called upon, then the guarantee will only cover the lesser of (i) the number of fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of fund shares held by the shareholder on the date the guarantee is called upon. A participating fund shareholder who sells all of his or her shares after September 19, 2008 (and before the guarantee is called upon) will no longer be covered by the guarantee, even if the shareholder subsequently reinvests in the fund or in another fund that is participating in the Program.

Under the terms of the Program, the guarantee is called upon with respect to a Fund if the Board of the Fund makes a determination to liquidate that Fund. For shares covered by the guarantee, any difference between the amount a shareholder received in connection with the liquidation and $1.00 per share (a guarantee payment) will be covered by the U.S. Department of Treasury under the Program, subject to the overall amount available to all funds participating in the Program. Guarantee payments under the Program will not exceed the amount available in the Program (at inception of the Program, approximately $50 billion was available to support guarantee payments).

The cost to participate in the extended term of the Program from December 19, 2008 through April 30, 2009 requires an additional payment to the U.S. Department of Treasury in the amount of 0.022% of the net asset value of RiverSource Cash Management Fund, 0.015% of the net asset value of RiverSource Tax-Exempt Money Market Fund and 0.022% of the net asset value of RiverSource Variable Portfolio -- Cash Management Fund as of the close of business on September 19, 2008. This expense is not included in the "Total annual fund operating expenses" or "Total annual (net) fund operating expenses" as set forth in the "Annual Fund Operating Expenses" table in the Funds' current prospectuses. The cost to participate will be borne by the Funds without regard to any expense limitation currently in effect for any of the Funds. The Secretary of the Treasury may extend the Program beyond April 30, 2009 through the close of business on September 18, 2009. If the Program is extended, the Board will consider whether the Funds should continue to participate.

For additional information on the program, visit the U.S Treasury Department's website at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

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S-6320-1 C (12/08)